UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2025

TKO Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41797	92-3569035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Avenue, 7th Floor
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(646) 558-8333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	TKO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 28, 2025 (the “Closing Date”), TKO Operating Company, LLC, a Delaware limited liability company (“TKO”), and TKO Group Holdings, Inc., a Delaware corporation (“TKO PubCo” or the “Company” and, together with TKO, the “TKO Parties”), completed the acquisition of the Professional Bull Riders (“PBR”), On Location and IMG businesses (collectively, the “Transferred Businesses”), pursuant to the Transaction Agreement, dated as of October 23, 2024 (as amended, the “Transaction Agreement”), by and among the TKO Parties, Endeavor Operating Company, LLC (“EOC”), a Delaware limited liability company and subsidiary of Endeavor Group Holdings, Inc. (“Endeavor”), IMG Worldwide, LLC, a Delaware limited liability company (“IMG Worldwide” and, together with EOC, the “EDR Parties”), and Trans World International, LLC, a Delaware limited liability company and subsidiary of Endeavor (“Trans World International”) (the “Transactions”). As of the consummation of the Transactions, Endeavor and its subsidiaries collectively own approximately 61% of the voting interests of TKO PubCo.

The Transaction Agreement and the Transactions were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 24, 2024. All defined terms used in this Current Report on Form 8-K that are not otherwise defined herein have the meanings ascribed to such terms in the Transaction Agreement.

Item 1.01.	Entry into a Material Definitive Agreement.

On February 27, 2025, the TKO Parties entered into the First Amendment to the Transaction Agreement (the “Transaction Agreement Amendment”), by and among the EDR Parties, Trans World International and the TKO Parties. The Transaction Agreement Amendment provides for (a) the acceleration of the Inside Date (as defined therein) to February 28, 2025, (b) the removal of the requirement that the Inside Date be automatically extended to April 1, 2025 if either (i) the EDR Parties fail to represent to the TKO Parties that the EDR Parties reasonably and in good faith expect to deliver to the TKO Parties the 2025 Financials (as defined therein) on or prior to February 28, 2025, or (ii) the Closing (as defined therein) does not occur on or prior to March 3, 2025 and (c) certain changes with respect to the timing of employee transfers.

The foregoing description of the material terms of the Transaction Agreement Amendment is not complete and is qualified in its entirety by reference to the Transaction Agreement Amendment, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, TKO OpCo is party to a Services Agreement, dated as of September 12, 2023 (the “Services Agreement”), with Endeavor, pursuant to which TKO OpCo and Endeavor provide each other with certain specified services, including services relating to content, events, gaming rights, marketing, sponsorship, accounting, employee benefits, information technology, legal support and communications. On the Closing Date, in connection with the completion of the Transactions, the parties mutually terminated the Services Agreement.

A summary of the principal terms of the Services Agreement is set forth in the section titled “Summary of Certain Agreements Related to the Transactions” contained in the Company’s information statement/prospectus on Form 424(b)(3) filed with the SEC on August 22, 2023, which summary is incorporated herein by reference. Such summary are qualified in its entirety by reference to the full text of the Services Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

At the effective time of the Transactions (the “Effective Time”), the EDR Parties contributed, assigned, conveyed, delivered and transferred to TKO the Transferred Businesses, in exchange for approximately 26.1 million TKO Common Units, having an aggregate value of $3.25 billion (based on the volume-weighted average sales price of TKO PubCo Class A Common Stock for the twenty five trading days ending on October 23, 2024), and subscribed for an equivalent number of corresponding shares of TKO PubCo Class B Common Stock (the “Closing Consideration”). The Closing Consideration is also subject to a purchase price adjustment to be settled in equity consisting of approximately four hundred thousand TKO Common Units, having an aggregate value of $50 million (based on the volume-weighted average sales price of TKO PubCo Class A Common Stock for the twenty five trading days ending on October 23, 2024) and an equivalent number of corresponding shares of TKO PubCo Class B Common Stock.

The foregoing description of the material terms of the Transaction Agreement and the Transactions is qualified in its entirety by reference to the full text of the Transaction Agreement and the Transaction Agreement Amendment, copies of which are filed as Exhibits 10.1 and 10.2, respectively, of this Current Report on Form 8-K and is incorporated by reference herein.

The information set forth in the “Explanatory Note” and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above regarding the Closing Consideration is incorporated into this Item 3.02 by reference. The equity issued as Closing Consideration was offered and sold in private placements exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.	Regulation FD Disclosure.

On February 28, 2025, the Company and Endeavor issued a joint press release announcing the closing of the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included under this Item 7.01 (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act , or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of the Business Acquired

The combined financial statements of the Transferred Businesses as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 (unaudited) (the “Combined Financial Statements”) are included in Exhibit 99.2. The unaudited combined financial statements of the Transferred Businesses as of September 30, 2024 and December 31, 2023 and for the nine months ended September 30, 2024 and 2023 (the “Unaudited Combined Financial Statements”) are included in Exhibit 99.3.

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the deadline for the Item 2.01 information in this Current Report on Form 8-K.

(c)	Not applicable.

(d) Exhibits.

Exhibit No.	Description

10.1*	Transaction Agreement, dated October 23, 2024, by and among Endeavor Operating Company, LLC, TKO Operating Company, LLC, TKO Group Holdings, Inc., IMG Worldwide, LLC, and Trans World International, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on October 24, 2024).

10.2*	First Amendment to Transaction Agreement, dated February 27, 2025, by and among Endeavor Operating Company, LLC, TKO Operating Company, LLC, TKO Group Holdings, Inc., IMG Worldwide, LLC, and Trans World International, LLC.

10.3*	Services Agreement, dated as of September 12, 2023, by and among Endeavor Group Holdings, Inc. and TKO Operating Company, LLC (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on September 12, 2023).

99.1	Press Release, dated February 28, 2025.

99.2	Combined Financial Statements (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by the Company on December 13, 2024).

99.3	Unaudited Combined Financial Statements (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by the Company on December 13, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules or similar attachments upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKO GROUP HOLDINGS, INC.

By:	/s/ Andrew Schleimer
Name:	Andrew Schleimer
Title:	Chief Financial Officer

Date: February 28, 2025